Exhibit 99.1

AAM Announces Successful Syndication Financing and

Amendment to Credit Agreement

DETROIT, MI, February 24, 2025 – American Axle & Manufacturing Holdings, Inc. (AAM), (NYSE: AXL) has announced the successful syndication of the bridge financing to support the announced Combination with the Dowlais Group plc (Dowlais) on January 29, 2025. (the “Combination”). Prior to the Combination announcement, J.P. Morgan had exclusively underwritten the committed financing to support AAM’s requirements in connection with the Combination.

The bridge financing has been successfully syndicated to a broad group of financial institutions in the form of a $843 million Term Loan B, $843 million 1st Lien Senior Secured Bridge Facility and $500 million 2nd Lien Senior Secured Bridge Facility. In addition, AAM has amended its Credit Agreement to, among other things, extend the maturity date of the Revolving Credit Facility (RCF) and the Term Loan A with a new five-year term. The amended Credit Agreement also increases the commitments under the RCF to approximately $1.5 billion (an increase of $570 million as compared to AAM’s current Credit Agreement), automatically effective at the Combination closing date, to reflect the increased size of the company resulting from the Combination.

“We are pleased with the strong support of our banking partners in the financing of this important and transformational business combination for AAM,” said Christopher J. May, AAM’s Executive Vice President and Chief Financial Officer. “The Amended Credit Agreement extends AAM’s maturity profile and enhances our liquidity while further strengthening our capital structure.”

Investor Presentation

AAM posted an investor presentation at www.aam.com/investors/offer-for-Dowlais-Group-plc that provides additional information on the attractive business outlook for AAM, as well as the significant benefits and value creation potential of the Combination. The presentation highlights:

•	AAM’s high revenue visibility in core driveline programs with over $20 billion in lifetime revenues secured through 2030 and beyond.

•	AAM’s favorable positioning for resurging ICE / Hybrid volumes and quote activity in North America.

•	The expanded geographic diversification which enables the company resulting from the Combination to better serve customers while still maintaining the highest North American exposure among US-listed auto parts companies.

•	The robust process for identifying the $300 million of run-rate cost synergies and the ability to generate free cash flow.

•	The status of the regulatory approval process.

About AAM

As a leading global Tier 1 Automotive and Mobility Supplier, AAM designs, engineers and manufactures Driveline and Metal Forming technologies to support electric, hybrid and internal combustion vehicles. Headquartered in Detroit with over 75 facilities in 16 countries, AAM is bringing the future faster for a safer and more sustainable tomorrow. To learn more, visit aam.com.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains statements concerning AAM’s (the “Company’s”) expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to (i) the ability of the Company and Dowlais to consummate the Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Combination; (iii) adverse effects on the market price of the Company’s or Dowlais’s operating results, including because of a failure to complete the Combination; (iv) the effect of the announcement or pendency of the Combination on the Company’s or Dowlais’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company or the Dowlais; and (vii) the effects of government regulation on the business of the Company or Dowlais. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect the Company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or the Company’s management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: global economic conditions, including the impact of inflation, recession or recessionary concerns, or slower growth in the markets in which the Company operates; reduced purchases of the Company’s products by General Motors Company (GM), Stellantis N.V. (Stellantis), Ford Motor Company (Ford) or other customers; the Company’s ability to respond to changes in technology, increased competition or pricing pressures; the Company’s ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; the Company’s ability to attract new customers and programs for new products; reduced demand for the Company’s customers’ products (particularly light trucks and sport utility vehicles (SUVs) produced by GM, Stellantis and Ford); risks inherent in the Company’s global operations (including tariffs and the potential consequences thereof to the Company, the Company’s suppliers, and the Company’s customers and their suppliers, adverse changes in trade agreements, such as the United States-Mexico-Canada Agreement (USMCA), compliance with customs and trade regulations, immigration policies, political stability or geopolitical conflicts, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); supply shortages and the availability of natural gas or other fuel and utility sources in certain regions, labor shortages, including increased labor costs, or price increases in raw material and/or freight, utilities or other operating supplies for the Company or the Company’s customers as a result of pandemic or epidemic illness, geopolitical conflicts, natural disasters or otherwise; a significant disruption in operations at one or more of the Company’s key manufacturing facilities; risks inherent in transitioning the Company’s business from internal combustion engine vehicle products to hybrid and electric vehicle products; the Company’s ability to realize the expected revenues from the Company’s new and incremental business backlog; negative or unexpected tax consequences, including those resulting from tax litigation; risks related to a failure of the Company’s information technology systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats, and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating use of artificial intelligence, and other similar disruptions; the Company’s suppliers’, the Company’s customers’ and their suppliers’ ability to maintain satisfactory labor relations and avoid or minimize work stoppages; cost or availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes including acquisitions, as well as the Company’s ability to comply with financial covenants; the Company’s customers’ and suppliers’ availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; an impairment of the Company’s goodwill, other intangible assets, or long-lived assets if the Company’s business or market conditions indicate that the carrying values of those assets exceed their fair values; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which the Company is or may become a party, or the impact of product recall or field actions on the Company’s customers; the Company’s ability or the Company’s customers’ and suppliers’ ability to successfully launch new product programs on a timely basis; risks of environmental issues, including impacts of climate-related events, that could result in unforeseen issues or costs at the Company’s facilities, or risks of noncompliance with environmental laws and regulations, including reputational damage; the Company’s ability to maintain satisfactory labor relations and avoid work stoppages; the Company’s ability to consummate strategic initiatives and successfully integrate acquisitions and joint ventures; the Company’s ability to achieve the level of cost reductions required to sustain global cost competitiveness or the Company’s ability to recover certain cost increases from the Company’s customers; price volatility in, or reduced availability of, fuel; the Company’s ability to protect the Company’s intellectual property and successfully defend against assertions made against the Company; adverse changes in laws, government regulations or market conditions affecting the Company’s products or the Company’s customers’ products; the Company’s ability or the Company’s customers’ and suppliers’ ability to comply with regulatory requirements and the potential costs of such compliance; changes in liabilities arising from pension and other postretirement benefit obligations; the Company’s ability to attract and retain qualified personnel in key positions and functions; and other unanticipated events and conditions that may hinder the Company’s ability to compete. It is not possible to foresee or identify all such factors and the Company makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Additional Information

This press release may be deemed to be solicitation material in respect of the Combination, including the issuance of shares of the Company’s common stock in respect of the Combination (the “Share Issuance”). In connection with the foregoing proposed Share Issuance, the Company expects to file a proxy statement on Schedule 14A, including any amendments and supplements thereto (the “Proxy Statement”) with the SEC. To the extent the Combination is effected as a scheme of arrangement under English law, the Share Issuance would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that the Company exercises its right to elect to implement the Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the Securities Act, the Company expects to file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by the Company with the SEC at https://www.aam.com/investors.

Participants in the Solicitation

The Company and its directors, its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from the Company’s stockholders in respect of the Combination, including the proposed issuance of Company’s common stock in connection with the Combination. Information regarding the Company’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 of the Company, which was filed with the SEC on February 14, 2025 and in the definitive proxy statement on Schedule 14A for the Company’s annual meeting of stockholders of the Company, which was filed with the SEC on March 21, 2024 and the Current Report on Form 8-K of the Company, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the extent holdings of the Company’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by the Company. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.aam.com/investors.

Contacts

Investor Contact:	FGS Global (PR adviser to AAM):
David H. Lim	Jared Levy/Jim Barron
Head of Investor Relations	+1 212 687 8080
+1 313 758 2006
david.lim@aam.com	Charlie Chichester/Rory King
+44 20 7251 3801
Media Contact:	AAM@fgsglobal.com
Christopher M. Son

Vice President, Marketing & Communications

+1 313 758 4814

chris.son@aam.com